EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                                OF XACT AID, INC.
                           PURSUANT TO 18 USC SS. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Xact Aid, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

      (a) The quarterly report on Form 10-QSB for the quarter ended March 31, 2005 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

      (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Xact Aid, Inc. and will be retained by Xact Aid, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                        By: /s/ Federico G. Cabo
                                        ----------------------------------------
Date:  September 6, 2005                        Federico G. Cabo,
                                                Chief Executive Officer and CFO